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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2002

TULARIK INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	000-28347 (Commission File No.)	94-3148800 (IRS Employer Identification No.)

Two Corporate Drive, South San Francisco, CA 94080
(Address of principal executive offices and zip code)

(650) 825-7000
Registrant's telephone number, including area code:

Item 5. Other Events

    On January 9, 2002, Tularik announced the sale of 100,036 shares of its common stock to Medarex, Inc. at $49.982 per share and pursuant to the terms of the Stock Purchase Agreement, dated January 9, 2002, by and between Tularik Inc. and Medarex, Inc. The shares of common stock were registered under Tularik's Form S-3 shelf registration statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

Number	Description
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TULARIK INC.
Dated: January 9, 2002	By:	/s/ David V. Goeddel David V. Goeddel Chief Executive Officer

EXHIBIT INDEX

Number	Description
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX